UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      July 13, 1998


                           DATASTREAM SYSTEMS, INC.

            (Exact name of Registrant as specified in Its Charter)


 DELAWARE                     0-25590                           57-0813674
(State of                    (Commission                        (IRS Employer
Incorporation)                 File Number)                  Identification No.)



50 DATASTREAM PLAZA, GREENVILLE, SC                          29605
(Address of principle executive offices)                 (Zip Code)


(Telephone number of registrant)        (864) 422-5001


                                 NOT APPLICABLE
   (Former Name, Former Address and Former Fiscal Year, if changed since last report)

ITEM 5.  OTHER EVENTS

            On July 13, 1998, Datastream Systems, Inc., a Delaware corporation (the "Registrant") entered into an Asset Sale Agreement to acquire certain assets of Datastream (Pacific) Pty Ltd. an Australian corporation headquartered in Brisbane, Australia ("DSTM-PAC"). DSTM-PAC, founded in 1997, was the exclusive distributor of the Registrant's products in Australia and New Zealand. The assets purchased include customer contracts, equipment leases, goodwill, intellectual property, plant and equipment, corporate records and inventory. In consideration of the acquisition and pursuant to the Asset Sale Agreement, the Registrant agreed to pay for such assets approximately $600,000, comprised of 13,274 shares of the Registrant's common stock, $.01 par value per share (the "Common Stock"), and approximately $300,000 in cash. The Company used proceeds from its initial public offering in April 1995 and its secondary offering in October 1995 to fund the acquisition. The issuance of the 13,274 shares of Common Stock was contingent upon receipt by the Registrant of certain consents and documentation required by the Registrant to assign certain of the assets of DSTM-PAC. After receipt of such required consents and documentation, the Registrant issued the 13,274 shares of Common Stock to the DSTM-PAC shareholders on December 28, 1998.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.

              The following exhibits are filed herewith in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No. Description of Exhibit

 2.1*       Asset  Sale  Agreement,  dated  as of July 13,  1998,  by and  among
            Datastream Systems,   Inc.,   Datastream  Asia  Pacific  Pty  Ltd.,
            Datastream (Pacific) Pty Ltd. and the stockholders of Datastream (Pacific)Pty Ltd. listed on the signature pages thereto.

* Previously Filed

ITEM 9.  SALE OF SECURITIES PURSUANT TO REGULATION S.

            As a portion of the consideration for the acquisition of certain assets of DSTM-PAC, the Registrant issued 13,274 shares of its Common Stock to the DSTM-PAC stockholders on December 28,1998. The shares of Common Stock were issued without registration pursuant to the exemption provided by Rule 903 of Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"). The Registrant claims this exemption from registration on the basis that the issuance was made (i) in an "offshore transaction" to persons each of whom are not a "U.S. person" as defined in Rule 902 of
Regulation S, (ii) the Registrant and its affiliates and any agent acting on behalf of the Registrant or its affiliates will not engage in any "directed selling efforts" as defined in Rule 902 of Regulation S, (iii) "Offering Restrictions" as defined by Rule 902 of Regulation S will be, to the extent applicable, implemented by the Registrant, and (iv) all of the shares of Common Stock issued to the DSTM-PAC stockholders are subject to the restriction that they may not be traded after the date of issuance until the expiration of the Regulation S holding period and bear a legend to such effect. The Registrant also claims an exemption from registration under
Section 4(2) of the Securities Act of 1933, as amended, because the shares of Common Stock were issued to a small number of persons in a transaction that did not involve any public offering.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DATASTREAM SYSTEMS, INC.


Date:  January 8, 1998                       By:  /s/ Daniel H. Christie
                                                  ----------------------
                                             Daniel H. Christie
                                             Chief Financial Officer